UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND

Conservative Value Equity Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS

April 30, 2019

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-888-FUND-LSV (1-888-386-3578). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all LSV Funds if you invest directly with the Fund.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fee return of the LSV Conservative Value Equity Fund Institutional Class Shares and the Russell 1000 Value Index (the benchmark) for trailing periods ending April 30, 2019, were as follows:

	6-months Trailing	1 Year	3 Years	5 Years	7 Years	10 Years	Since Inception
LSV Conservative Value Equity Fund, Institutional Class Shares*	6.12%	5.39%	10.90%	7.64%	11.91%	13.39%	5.75%
Benchmark:
Russell 1000 Value Index	7.92%	9.06%	10.97%	8.27%	11.86%	13.76%	6.26%

*Periods longer than one year are annualized; inception date is 3/30/07; net of fees.

Institutional Class Shares performance as of 3/31/19: 1.26% (1 year), 7.02% (5 year), 14.18% (10 year) and 5.46% (Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578).

The U.S equity market as represented by the S&P 500 finished up 9.76% for the six months ending April 30, 2019. Value stocks broadly underperformed across all market capitalization segments based on the Russell Indices—the Russell 1000 Value Index gained 7.92% while the Russell 1000 Growth Index was up 12.10%. The LSV Conservative Value Equity Fund was up 6.12%. Despite the pullback in late 2018, U.S. equities have generally been strong over the last six months thanks to lower interest rate guidance from the Fed, prospects of a U.S.-China trade resolution and better-than-expected corporate earnings and economic data. From a sector perspective, Consumer Discretionary, Industrials and Technology stocks outperformed while Energy, Health Care and Consumer Staples lagged.

Value stocks broadly underperformed over the prior six months and the Fund’s deep value bias detracted from relative returns as a result. Additionally, attribution analysis indicates that stock selection detracted from portfolio relative returns over the period while sector selection added value. Stock selection losses were concentrated within the Technology and Health Care sectors as holdings within the Semiconductors and Drug Retail industries underperformed. From a sector perspective, the bulk of the relative gains came from our overweight position in the Technology sector as well as our underweight to Health Care stocks. Top individual contributors included overweight positions in Lam Research, Tech Data, Celgene and Pilgrim’s Pride. Our underweight to CVS as well as not holding Kraft Heinz and Schlumberger also added value. Main individual detractors included not holding Danaher as well as overweights to Walgreens, PG&E, Senior Housing Properties, Biogen and Macy’s.

The Fund continues to trade at a significant discount to the overall market as well as to the value benchmark. The Fund is trading at 11.5x forward earnings compared to 14.7x for the Russell 1000 Value Index, 1.9x book compared to 2.1x for the value benchmark and 8.0x cash flow compared to 10.5x for the value benchmark. Sector weightings are a result of our bottom-up stock selection process, subject to constraints at the sector and industry levels. The Fund is currently overweight the Consumer Discretionary, Financials and Technology sectors while underweight Utilities, Real Estate and Health Care.

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal. Investments in smaller companies typically exhibit higher volatility.

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with higher forecasted growth rates and price-to-book ratios.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

April 30, 2019	(Unaudited)

Sector Weightings †:

†	Percentages are based on total investments.

Schedule of Investments
LSV Conservative Value Equity Fund

	Shares	Value (000)
Common Stock (99.2%)
Aerospace & Defense (1.4%)
Raytheon	2,400	$426
Spirit AeroSystems Holdings, Cl A	5,500	478
Textron	7,500	398
United Technologies	3,200	456

		1,758

Agricultural Products (0.2%)
Ingredion	3,100	294

Air Freight & Logistics (0.3%)
FedEx	1,900	360

Aircraft (2.2%)
Alaska Air Group	3,800	235
American Airlines Group	7,600	260
Delta Air Lines	19,300	1,125
Southwest Airlines	8,000	434
United Continental Holdings*	8,000	711

		2,765

Apparel Retail (0.5%)
Foot Locker	9,000	515
Gap	6,400	167

		682

Apparel/Textiles (0.3%)
Capri Holdings*	7,200	317

Asset Management & Custody Banks (1.5%)
Ameriprise Financial	3,400	499
Bank of New York Mellon	18,300	909
State Street	6,300	426

		1,834

Automotive (2.8%)
American Axle & Manufacturing Holdings*	12,100	178

LSV Conservative Value Equity Fund

	Shares	Value (000)
Automotive (continued)
BorgWarner	9,800	$409
Cooper Tire & Rubber	7,900	236
Ford Motor	79,100	827
General Motors	28,100	1,095
Goodyear Tire & Rubber	16,700	321
Lear	3,000	429

		3,495

Banks (11.0%)
Bank of America	105,500	3,226
CIT Group	7,500	400
Citizens Financial Group	15,800	572
Fifth Third Bancorp	14,400	415
JPMorgan Chase	31,700	3,679
Keycorp	22,700	398
PNC Financial Services Group	6,600	904
Regions Financial	35,800	556
SunTrust Banks	13,300	871
US Bancorp	22,900	1,221
Wells Fargo	34,300	1,660

		13,902

Biotechnology (1.8%)
Amgen	3,500	627
Biogen*	1,800	413
Celgene*	6,000	568
Gilead Sciences	9,900	644

		2,252

Building & Construction (0.7%)
Fortune Brands Home & Security	10,800	570
Owens Corning	5,700	292

		862

Chemicals (2.1%)
Celanese, Cl A	5,100	550
Chemours	9,300	335
Dow	2,166	123
DowDuPont	6,500	250
Eastman Chemical	7,300	576
Huntsman	14,100	313
LyondellBasell Industries, Cl A	5,800	512

		2,659

Commercial Printing (0.0%)
LSC Communications	1,262	9

Computer & Electronics Retail (0.6%)
Best Buy	9,400	700
GameStop, Cl A	5,600	48

		748

The accompanying notes are an integral part of the financial statements

Schedule of Investments

April 30, 2019	(Unaudited)

LSV Conservative Value Equity Fund

	Shares	Value (000)
Computers & Services (4.5%)
DXC Technology	3,109	$204
eBay	16,400	636
Hewlett Packard Enterprise	36,200	572
HP	39,300	784
International Business Machines	6,300	884
Oracle	35,700	1,975
Seagate Technology	8,000	387
Western Digital	4,300	220

		5,662

Consumer Discretionary (1.1%)
Procter & Gamble	13,500	1,437

Diversified REIT’s (0.4%)
VEREIT	63,600	525

Drug Retail (0.8%)
Walgreens Boots Alliance	18,500	991

Electrical Components & Equipment (0.9%)
Acuity Brands	3,300	483
Eaton	8,500	704

		1,187

Electrical Services (4.0%)
Edison International	5,900	376
Entergy	8,700	843
Exelon	25,700	1,309
FirstEnergy	19,100	803
General Electric	28,900	294
PG&E*	17,700	399
PPL	20,600	643
Southern	7,100	378

		5,045

Financial Services (5.1%)
Ally Financial	15,600	464
Capital One Financial	9,000	835
Citigroup	34,700	2,453
Discover Financial Services	6,600	538
Goldman Sachs Group	4,000	824
Morgan Stanley	22,600	1,090
Navient	17,400	235

		6,439

Food, Beverage & Tobacco (3.4%)
Altria Group	6,500	353
General Mills	6,000	309
JM Smucker	6,300	772
Molson Coors Brewing, Cl B	5,900	379
Philip Morris International	14,100	1,220
Pilgrim’s Pride*	14,600	393

LSV Conservative Value Equity Fund

	Shares	Value (000)
Food, Beverage & Tobacco (continued)
Tyson Foods, Cl A	12,100	$908

		4,334

General Merchandise Stores (0.8%)
Target	12,900	999

Health Care Distributors (1.4%)
AmerisourceBergen, Cl A	4,700	351
Cardinal Health	14,200	692
McKesson	6,100	727

		1,770

Health Care Equipment (0.9%)
Abbott Laboratories	6,700	533
Medtronic	6,100	542

		1,075

Health Care Facilities (0.4%)
Universal Health Services, Cl B	4,000	507

Health Care REIT’s (0.3%)
Industrial Logistics Properties Trust	6,834	136
Senior Housing Properties Trust	32,300	259

		395

Health Care Services (0.8%)
CVS Health	3,434	187
HCA Holdings	6,000	763

		950

Homefurnishing Retail (0.1%)
Bed Bath & Beyond	6,300	105

Hotels & Lodging (0.8%)
Royal Caribbean Cruises	6,700	811
Wyndham Destinations	4,000	174

		985

Household Products, Furniture & Fixtures (0.4%)
Whirlpool	3,200	444

Insurance (4.1%)
Aflac	7,400	373
Allstate	8,700	862
American International Group	6,100	290
Hartford Financial Services Group	9,100	476
Lincoln National	8,500	567
MetLife	15,300	706
Principal Financial Group	8,100	463
Prudential Financial	9,600	1,015

The accompanying notes are an integral part of the financial statements

Schedule of Investments

April 30, 2019	(Unaudited)

LSV Conservative Value Equity Fund

	Shares	Value (000)
Insurance (continued)
Unum Group	9,900	$365

		5,117

IT Consulting & Other Services (0.0%)
Perspecta	1,554	36

Life Sciences Tools & Services (0.4%)
Thermo Fisher Scientific	1,700	472

Machinery (2.5%)
AGCO	4,900	347
Allison Transmission Holdings	10,200	478
Cummins	4,670	777
Oshkosh	4,400	363
PACCAR	10,300	738
Parker-Hannifin	2,700	489

		3,192

Media & Entertainment (1.3%)
Comcast, Cl A	22,100	962
DISH Network, Cl A*	15,400	541
TEGNA	8,600	137

		1,640

Metal & Glass Containers (0.2%)
Owens-Illinois	13,600	269

Mortgage REIT’s (0.2%)
Annaly Capital Management	26,400	266

Motorcycle Manufacturers (0.2%)
Harley-Davidson	5,400	201

Movies & Entertainment (0.3%)
Viacom, Cl B	14,900	431

Multimedia (0.5%)
Walt Disney	4,800	657

Multi-Sector Holdings (2.3%)
Berkshire Hathaway, Cl B*	13,600	2,947

Office Electronics (0.3%)
Xerox	10,000	334

Office Equipment (0.1%)
Pitney Bowes	12,900	92

Office REIT’s (0.1%)
Office Properties Income Trust	3,536	96

LSV Conservative Value Equity Fund

	Shares	Value (000)
Paper & Paper Products (0.3%)
Domtar	7,800	$381

Paper Packaging (1.4%)
International Paper	15,100	707
Packaging of America	5,200	516
Westrock	12,600	483

		1,706

Petroleum & Fuel Products (8.4%)
Carrizo Oil & Gas*	17,700	227
Chevron	18,700	2,245
ConocoPhillips	20,600	1,300
Encana	209	1
ExxonMobil	42,700	3,428
HollyFrontier	8,100	387
Marathon Petroleum	14,400	877
Phillips 66	11,200	1,056
Valero Energy	12,300	1,115

		10,636

Pharmaceuticals (6.9%)
AbbVie	5,100	405
Bristol-Myers Squibb	16,500	766
Johnson & Johnson	19,200	2,711
Merck	23,800	1,873
Pfizer	73,100	2,969

		8,724

Real Estate (0.7%)
Host Hotels & Resorts	23,300	448
Spirit Realty Capital	10,700	433

		881

Reinsurance (0.4%)
Reinsurance Group of America, Cl A	3,600	545

Retail (2.6%)
Dick’s Sporting Goods	10,900	403
Kohl’s	8,200	583
Kroger	27,100	699
Macy’s	13,800	325
McDonald’s	2,800	553
Walmart	6,700	689

		3,252

Retail REIT’s (0.5%)
Brixmor Property Group	27,400	490
Washington Prime Group	30,900	137

		627

Semi-Conductors/Instruments (4.8%)
Applied Materials	9,500	419
Broadcom	1,300	414
Intel	57,000	2,909

The accompanying notes are an integral part of the financial statements

Schedule of Investments

April 30, 2019	(Unaudited)

LSV Conservative Value Equity Fund

	Shares	Value (000)

Semi-Conductors/Instruments (continued)
Lam Research	2,500	$519
Micron Technology*	16,500	694
QUALCOMM	12,000	1,033

		5,988

Specialized REIT’s (1.0%)
Hospitality Properties Trust	13,200	343
Omega Healthcare Investors	12,500	443
Xenia Hotels & Resorts	23,800	515

		1,301

Steel & Steel Works (0.3%)
Nucor	7,200	411

Technology Distributors (0.4%)
Tech Data*	4,200	448

Telephones & Telecommunications (6.7%)
AT&T	78,800	2,440
Cisco Systems	50,700	2,837
Corning	12,700	404
Juniper Networks	19,100	530
Verizon Communications	39,200	2,242

		8,453

Thrifts & Mortgage Finance (0.8%)
MGIC Investment*	31,000	454
Radian Group	22,900	536

		990

Water Utilities (0.0%)
Gannett	4,300	41

TOTAL COMMON STOCK (Cost $103,265)		124,921

LSV Conservative Value Equity Fund
	Face Amount (000)	Value (000)

Repurchase Agreement (0.4%)
Morgan Stanley 2.500%, dated 04/30/19, to be repurchased on 05/01/19, repurchase price $468 (collateralized by various U.S. Treasury obligations, ranging in par value $0 - $410, 0.000% - 3.000%, 10/31/19 - 11/15/44; total market value $477)	$468	$468

TOTAL REPURCHASE AGREEMENT (Cost $468)		468

Total Investments – 99.6% (Cost $103,733)		$125,389

Percentages are based on Net Assets of $125,864 (000).

*	Non-income producing security.

Cl — Class

REIT — Real Estate Investment Trust

The following is a list of the inputs used as of April 30, 2019, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$124,921	$—	$—	$124,921
Repurchase Agreement	—	468	—	468

Total Investments in Securities	$124,921	$468	$—	$125,389

For the six months ended April 30, 2019, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the six months ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000)

April 30, 2019	(Unaudited)

	LSV Conservative
	Value Equity Fund
Assets:
Investments at Value (Cost $103,733)	$125,389
Receivable for Capital Shares Sold	319
Dividends and Interest Receivable	182
Prepaid Expenses	22

Total Assets	125,912

Liabilities:
Payable due to Investment Adviser	21
Payable to due to Transfer Agency	9
Payable due to Printing Fees	5
Payable due to Administrator	5
Payable due to Audit Fees	3
Payable due to Trustees	1
Payable due to Distributor	—
Payable due to Chief Compliance Officer	—
Other Accrued Expenses	4

Total Liabilities	48

Net Assets	$125,864

Net Assets Consist of:
Paid-in Capital	$100,412
Total distributable gain	25,452

Net Assets	$125,864

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($125,727 ÷ 9,484,453 shares)(1)	$13.26

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($137 ÷ 10,342 shares)(1)	$13.19	*

(1)	Shares have not been rounded.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded. Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000)

For the six months ended April 30, 2019	(Unaudited)

LSV Conservative
Value Equity Fund
Investment Income:
Dividend Income	$ 1,786
Interest Income	14
Foreign Taxes Withheld	—

Total Investment Income	1,800

Expenses:
Investment Advisory Fees	228
Administration Fees	31
Trustees’ Fees	1
Chief Compliance Officer Fees	—
Distribution Fees - Investor Class	—
Transfer Agent Fees	29
Registration and Filing Fees	18
Custodian Fees	5
Professional Fees	4
Printing Fees	2
Insurance and Other Fees	4

Total Expenses	322
Less: Waiver of Investment Advisory Fees	(112)
Less: Fees Paid Indirectly — (see Note 4)	—

Net Expenses	210

Net Investment Income	1,590

Net Realized Gain on Investments	2,886
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,882

Net Realized and Unrealized Gain on Investments	5,768

Net Increase in Net Assets Resulting from Operations	$ 7,358

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000)

For the six months ended April 30, 2019 (Unaudited) and for the year ended October 31, 2018

	LSV Conservative Value Equity Fund
	11/1/2018 to	11/1/2017 to
	04/30/2019	10/31/2018
Operations:
Net Investment Income	$1,590	$2,625
Net Realized Gain on Investments	2,886	5,682
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,882	(6,091)

Net Increase in Net Assets Resulting from Operations	7,358	2,216

Distributions
Institutional Class Shares	(4,217)	(2,369)
Investor Class Shares	(4)	(2)

Total Distributions	(4,221)	(2,371)

Capital Share Transactions:
Institutional Class Shares:
Issued	6,393	18,783
Reinvestment of Dividends and Distributions	4,158	2,331
Redeemed	(7,930)	(17,958)

Net Increase from Institutional Class Shares Transactions	2,621	3,156

Investor Class Shares:
Issued	35	25
Reinvestment of Dividends and Distributions	4	2
Redeemed	(5)	(33)

Net Increase (Decrease) from Investor Class Shares Transactions	34	(6)

Net Increase in Net Assets Derived from Capital Share Transactions	2,655	3,150

Total Increase in Net Assets	5,792	2,995

Net Assets:
Beginning of Period	120,072	117,077

End of Year/Period	$125,864	$120,072

Shares Transactions:
Institutional Class:
Issued	507	1,382
Reinvestment of Dividends and Distributions	364	173
Redeemed	(619)	(1,324)

Total Institutional Class Share Transactions	252	231

Investor Class:
Issued	3	2
Reinvestment of Dividends and Distributions	—	—
Redeemed	—	(3)

Total Investor Class Share Transactions	3	(1)

Net Increase in Shares Outstanding	255	230

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Financial Highlights

For a share outstanding throughout each period

For the six months ended April 30, 2019 (Unaudited) and the years or period ended October 31,

	Net Asset Value Beginning of Period	Net Investment Income(1)	Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV Conservative Value Equity Fund
Institutional Class Shares

2019*	$12.99	$0.17	$0.55	$0.72	$(0.30)	$(0.15)	$(0.45)	$13.26	6.12%	$125,727	0.35%	0.54%	2.68%	9%

2018	13.00	0.29	(0.03)	0.26	(0.27)	—	(0.27)	12.99	1.89	119,975	0.35	0.54	2.17	17

2017	10.97	0.26	2.05	2.31	(0.28)	—	(0.28)	13.00	21.31	116,979	0.35	0.56	2.17	19

2016	10.81	0.28	0.13	0.41	(0.25)	—	(0.25)	10.97	3.87	92,629	0.35	0.59	2.64	17

2015	12.29	0.25	(0.17)	0.08	(0.23)	(1.33)	(1.56)	10.81	0.29	89,498	0.35	0.60	2.25	15

2014	10.74	0.23	1.53	1.76	(0.21)	—	(0.21)	12.29	16.61	79,170	0.35	0.56	2.02	26
Investor Class Shares

2019*	$12.92	$0.15	$0.54	$0.69	$(0.27)	$(0.15)	$(0.42)	$13.19	5.91%	$137	0.60%	0.79%	2.41%	9%

2018	12.93	0.26	(0.03)	0.23	(0.24)	—	(0.24)	12.92	1.71	97	0.60	0.79	1.92	17

2017	10.93	0.23	2.03	2.26	(0.26)	—	(0.26)	12.93	20.92	98	0.60	0.81	1.88	19

2016	10.78	0.25	0.13	0.38	(0.23)	—	(0.23)	10.93	3.60	45	0.60	0.84	2.39	17

2015	12.28	0.22	(0.17)	0.05	(0.22)	(1.33)	(1.55)	10.78	0.05	37	0.60	0.86	1.97	15

2014**	12.01	0.07	0.20	0.27	—	—	—	12.28	2.25	6	0.60	0.86	1.46	26

*	For the six-month period ended April 30, 2019. All ratios for the period have been annualized.
**	Commenced operations on June 10, 2014. All ratios for the period have been annualized
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

April 30, 2019	(Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 funds. The financial statements herein are those of the LSV Conservative Value Equity Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth of capital by investing in undervalued stocks of medium to large U.S. companies which are out of favor in the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily

available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. At April 30, 2019, there were no securities valued in accordance with the Fair Value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose

Notes to Financial Statements

April 30, 2019	(Unaudited)

fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2019, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 as amended and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities on open tax years (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2019, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income—Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts (REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements—In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

Notes to Financial Statements

April 30, 2019	(Unaudited)

At April 30, 2019, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows (000):

Counterparty	Repurchase Agreement	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(2)	Net Amount(2)
Morgan Stanley	$468	$468	$-	$468

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Expenses— Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes— Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders— Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2019, the Fund paid $30,622 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under the Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the six months ended April 30, 2019, the Fund incurred $148 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2019, the Fund earned $43 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.38% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fee waivers and/or expense reimbursements to a maximum of 0.35% and 0.60% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2020.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six months ended April 30, 2019, were as follows (000):

Purchases	$12,200
Sales	$11,375

Notes to Financial Statements

April 30, 2019	(Unaudited)

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in-capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the year ended October 31, 2018 and 2017 was as follows (000):

Ordinary Income
2018	$2,371
2017	2,350

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$2,171

Undistributed long-term capital gain	1,411

Unrealized Appreciation	18,733

Total Distributable Earnings	$22,315

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010, the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“pre-RIC Mod losses”), may be carried forward for a maximum of eight years and applied against future capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2018, $4,248 (000) of capital loss carryforwards were utilized to offset capital gains. As of October 31, 2018, the Fund did not have any Capital Loss Carryforwards.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2019, were as follows (000):

	Aggregated	Aggregated
	Gross	Gross	Net
Federal	Unrealized	Unrealized	Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$ 103,733	$28,150	$(6,494)	$21,656

8.	Concentration of Risks:

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Medium and Small-Capitalization Company Risk – Medium and Small-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited operating histories, product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

9.	Other:

At April 30, 2019, 73% of total shares outstanding for the Investor Class Shares were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding. At April 30, 2019, 96% of total shares outstanding for the Institutional Class Shares were held by two record shareholder owning 10% or greater of the aggregate total shares outstanding. These were comprised of omnibus accounts.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10.	Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on

Notes to Financial Statements

April 30, 2019	(Unaudited)

simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earning on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

11. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2018 to April 30, 2019.

The table below illustrates your Fund’s costs in two ways:

•  Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a$1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	11/01/18	04/30/19	Ratios	Period*
LSV Conservative Value Equity Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,061.20	0.35%	$1.79
Investor Class Shares	1,000.00	1,059.10	0.60	3.06

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,023.10	0.35%	$1.76
Investor Class Shares	1,000.00	1,021.80	0.60	3.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 26, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations,

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV Conservative Value Equity Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Funds Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

The Fund files their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Fund’s Form N-Q and Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-386-3578; and (ii) on the SEC’s website at http://www.sec.gov.

LSV-SA-004-1300

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: July 9, 2019